UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2026
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Reddit, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41983	45-2546501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
303 2nd Street, South Tower, 5th Floor
San Francisco, California 94107
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (415) 494-8016
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	RDDT	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 8, 2026, Reddit, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described below as well as more fully in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2026 (the “Proxy Statement”). Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 13, 2026 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:
1.To elect Steven Huffman, Sarah Farrell, Patricia Fili-Krushel, Porter Gale, David Habiger, Steven O. Newhouse, Robert A. Sauerberg Jr., and Michael Seibel to serve until the Company’s 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal.
2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
3.To approve, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.
The final voting results for each of these proposals are as follows:
Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven Huffman	544,587,512	14,346,933	27,814,136
Sarah Farrell	558,122,698	811,747	27,814,136
Patricia Fili-Krushel	557,521,576	1,412,869	27,814,136
Porter Gale	558,211,637	722,808	27,814,136
David Habiger	549,471,923	9,462,522	27,814,136
Steven O. Newhouse	503,672,730	55,261,715	27,814,136
Robert A. Sauerberg Jr.	523,063,967	35,870,478	27,814,136
Michael Seibel	541,452,381	17,482,064	27,814,136
Each of the eight nominees for director was elected to serve until the Company’s 2027 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
586,179,407	367,200	201,974	0
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
548,116,258	10,731,180	87,007	27,814,136
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
Item 9.01    Financial Statements and Exhibits.
(d)The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDDIT, INC.

Date: June 10, 2026	By:	/s/ Steven Huffman
Steven Huffman
President and Chief Executive Officer